UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2012

GeoResources, Inc.

(Exact name of registrant as specified in its charter)

COLORADO	0-8041	84-0505444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Cypress Station Drive, Suite 220 Houston, Texas	77090
(Address of principal executive offices)	(Zip Code)

(281) 537-9920

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On June 25, 2012, GeoResources, Inc. (the “Registrant”) sent correspondence and notice of anticipated corporate event (the “Notice”) to holders of warrants to purchase common stock of the Registrant. The Notice relates to the Agreement and Plan of Merger, dated April 24, 2012 (the “Merger Agreement”), among Halcón Resources Corporation (“Halcón”), Leopard Sub I, Inc., Leopard Sub II, LLC and the Registrant. A copy of the Notice is filed with this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

Cautionary Statement for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K, and the documents incorporated herein by reference, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects”, “believes”, “intends”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, or “probable” or statements that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved. The forward-looking statements include statements about future operations, estimates of reserve and production volumes and the anticipated timing for closing the proposed merger. Forward-looking statements are based on current expectations and assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with expectations is subject to a number of risks and uncertainties, including but not limited to: the possibility that the companies may be unable to obtain shareholder or other approvals required for the transaction or satisfy the other conditions to closing; that problems may arise in the integration of the businesses of the two companies; that the anticipated merger may involve unexpected costs; the risks of the oil and gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas; risks and uncertainties involving geology of oil and gas deposits; the uncertainty of reserve estimates; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather such as hurricanes and other natural disasters); uncertainties as to the availability and cost of financing; fluctuations in oil and gas prices; inability to integrate and realize expected value from acquisitions on a timely basis, inability of management to execute its plans to meet its goals, shortages of drilling equipment, oil field personnel and services, unavailability of gathering systems, pipelines and processing facilities and the possibility that government policies may change or governmental approvals may be delayed or withheld. The Registrant’s annual report on Form 10-K (as amended by Amendment No. 1 on Form 10-K/A) for the year ended December 31, 2011 and Halcón’s annual report on Form 10-K for the year ended December 31, 2011, recent current reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect the business, results of operations and financial condition of both companies. The Registrant and Halcón undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction between the Registrant and Halcón, Halcón filed with the SEC on June 25, 2012 an amendment to the registration statement on Form S-4 (Reg. No. 333-181537) that includes a preliminary joint proxy statement of the Registrant and Halcón that also constitutes a prospectus of Halcón. This communication is not a substitute for the joint proxy statement/prospectus or any other document that the Registrant or Halcón may file with the SEC or send to their stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE FORM S-4, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN AND OTHER RELEVANT DOCUMENTS LATER FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REGISTRANT AND HALCÓN. You may obtain a free copy of the joint proxy statement/prospectus and other relevant documents filed by the Registrant and Halcón with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents by contacting the Registrant at GeoResources, Inc., Attention: Investor Relations, 110 Cypress Station Drive, Suite 220, Houston, Texas 77090, (281) 377-9716.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in Solicitation

The Registrant, Halcón and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Registrant and Halcón in respect of the proposed transaction. Information regarding the Registrant’s directors and executive officers is available in its Amendment No. 1 on Form 10-K/A to its annual report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on April 30, 2012, and information regarding Halcón’s directors and executive officers is available in its annual report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on March 5, 2012, and its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 12, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Registrant using the sources indicated above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Notice to warrant holders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORESOURCES, INC.

	By:	/s/ Frank A. Lodzinski

	Name:	Frank A. Lodzinski
Date: June 25, 2012	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice to warrant holders